Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
FIRST QUARTER FISCAL YEAR 2026
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Eric Nierenberg in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held on May 7, 2026 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q1 Fiscal 2026 Summary (Quarter ended April 4, 2026)
•Revenue: $201.0 million
•Net income: $11.1 million, or 5.5% of revenue; non-GAAP net income: $13.1 million, or 6.5% of revenue
•Earnings per diluted share: $1.69; non-GAAP earnings per diluted share: $1.99
•Operating margin: 9.0%; non-GAAP operating margin: 9.8%
•Non-GAAP EBITDA: $23.2 million, or 11.5% of revenue
•Effective tax rate: 36.0%; non-GAAP effective tax rate: 30.3%
•Utilization: 77%
•Consultant headcount at the end of Q1 of fiscal 2026: 971, which consists of 170 officers, 598 other senior staff and 203 junior staff
•Cash and cash equivalents: $32.5 million at April 4, 2026
•Revolving credit facility borrowing capacity: $54.2 million at April 4, 2026

Revenue
For Q1 of fiscal 2026, revenue was $201.0 million, compared with revenue of $181.9 million for Q1 of fiscal 2025.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
Officers	170	164	164	159	156
Other Senior Staff	598	563	567	557	566
Junior Staff	203	232	237	221	225
Total	971	959	968	937	947
Utilization
For Q1 of fiscal 2026, company-wide utilization was 77%, compared with 76% for Q1 of fiscal 2025.
Client Reimbursables
For Q1 of fiscal 2026, client reimbursables were $19.1 million, or 9.5% of revenue, compared with $16.5 million, or 9.1% of revenue, for Q1 of fiscal 2025.
Selling, General and Administrative (SG&A) Expenses
For Q1 of fiscal 2026, SG&A expenses were $34.5 million, or 17.2% of revenue, including non-GAAP non-cash charges of $0.2 million associated with portfolio optimization actions, compared with $32.5 million, or 17.9% of revenue, for Q1 of fiscal 2025. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.5% of revenue for Q1 of fiscal 2026 and 2.0% for Q1 of fiscal 2025. Excluding these commissions, SG&A expenses were 15.7% of revenue for Q1 of fiscal 2026, compared with 15.9% in Q1 of fiscal 2025.

	Fiscal Quarter Ended
$ in 000’s	April 4, 2026	As a % of Revenue	March 29, 2025	As a % of Revenue
SG&A expenses	34,523	17.2%	$32,538	17.9%
Less: commissions to non-employee experts	2,915	1.5%	3,681	2.0%
SG&A expenses excluding commissions	$31,608	15.7%	$28,857	15.9%
Depreciation & Amortization
For Q1 of fiscal 2026, depreciation and amortization expenses amounted to $3.4 million, or 1.7% of revenue, compared with $3.4 million, or 1.9% of revenue, for Q1 of fiscal 2025.
Forgivable Loan Amortization
For Q1 of fiscal 2026, forgivable loan amortization, including performance award amortization was $13.9 million, or 6.9% of revenue, including non-GAAP non-cash charges of $0.1 million associated with portfolio optimization actions, compared with $3.7 million, or 2.0% of revenue, for Q1 of fiscal 2025, which reflects a non-GAAP non-cash reversal of $5.4 million associated with a previously recorded performance award.
Share-Based Compensation Expense
For Q1 of fiscal 2026, share-based compensation expense was approximately $1.4 million, or 0.7% of revenue, compared with $1.4 million, or 0.8% of revenue, for Q1 of fiscal 2025.
Operating Income
For Q1 of fiscal 2026, operating income was $18.0 million, or 9.0% of revenue, compared with operating income of $25.5 million, or 14.0% of revenue, for Q1 of fiscal 2025. Non-GAAP operating income was $19.8 million, or 9.8% of revenue, for Q1 of fiscal 2026, compared with $21.4 million, or 11.8% of revenue, for Q1 of fiscal 2025.

	Fiscal Quarter Ended
$ in 000’s	April 4, 2026	As a % of Revenue	March 29, 2025	As a % of Revenue
Income from operations	$18,032	9.0%	$25,548	14.0%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Restructuring and other (1)(2)	1,759	0.9%	(4,170)	(2.3)%
Non-GAAP income from operations	$19,791	9.8%	$21,378	11.8%

(1) Fiscal quarter ended April 4, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal quarter ended March 29, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.
Interest Income (Expense), net
For Q1 of fiscal 2026, net interest expense was $1.0 million, or 0.5% of revenue, compared with net interest expense of $0.4 million, or 0.2% of revenue, for Q1 of fiscal 2025.
Foreign Currency Gains (Losses), net
For Q1 of fiscal 2026, net foreign currency gains were $0.4 million, or 0.2% of revenue, compared with net foreign currency losses of $0.5 million, or 0.3% of revenue, for Q1 of fiscal 2025.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	April 4, 2026	March 29, 2025	April 4, 2026	March 29, 2025
Tax Provision	$6,267	$6,643	$5,681	$5,696
Effective Tax Rate	36.0%	27.0%	30.3%	27.2%

	Fiscal Quarter Ended
$ in 000’s	April 4, 2026	As a % of Revenue	March 29, 2025	As a % of Revenue
Income before provision for income taxes	$17,399	8.7%	$24,645	13.6%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Restructuring and other (1)(2)	1,759	0.9%	(4,170)	(2.3)%
Foreign currency (gains) losses, net	(378)	(0.2)%	474	0.3%
Non-GAAP income before provision for income taxes	$18,780	9.3%	$20,949	11.5%

GAAP provision for income taxes	$6,267		$6,643
Tax effect on non-GAAP adjustments	(586)		(947)
Non-GAAP provision for income taxes	$5,681		$5,696

(1) Fiscal quarter ended April 4, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal quarter ended March 29, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

Net Income
For Q1 of fiscal 2026, net income was $11.1 million, or 5.5% of revenue, or $1.69 per diluted share, compared with net income of $18.0 million, or 9.9% of revenue, or $2.62 per diluted share, for Q1 of fiscal 2025. Non-GAAP net income for Q1 of fiscal 2026 was $13.1 million, or 6.5% of revenue, or $1.99 per diluted share, compared with $15.3 million, or 8.4% of revenue, or $2.22 per diluted share, for Q1 of fiscal 2025.
Non-GAAP EBITDA
For Q1 of fiscal 2026, non-GAAP EBITDA was $23.2 million, or 11.5% of revenue, compared with $24.8 million, or 13.6% of revenue, for Q1 of fiscal 2025.
Constant Currency Basis
For Q1 of fiscal 2026, revenue was $201.0 million, and net income was $11.1 million, or 5.5% of revenue, or $1.69 per diluted share. On a constant currency basis relative to Q1 of fiscal 2025, Q1 of fiscal 2026 revenue would have been lower by $2.6 million at $198.4 million, GAAP net income would have been lower by $0.2 million at $10.9 million, or 5.5% of revenue, and earnings per diluted share would have decreased by $0.04 to $1.65 per diluted share.
For Q1 of fiscal 2026, revenue was $201.0 million, and non-GAAP net income was $13.1 million, or 6.5% of revenue, or $1.99 per diluted share. On a constant currency basis relative to Q1 of fiscal 2025, Q1 of fiscal 2026 revenue would have been lower by $2.6 million at $198.4 million, non-GAAP net income would have been lower by $0.2 million at $12.9 million, or 6.5% of revenue, non-GAAP earnings per diluted share would have decreased by $0.04 to $1.95 per diluted share, and non-GAAP EBITDA would have been lower by $0.3 million at $22.9 million, or 11.5% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at April 4, 2026 were $233.3 million, compared with $223.3 million at March 29, 2025. Current liabilities at April 4, 2026 were $380.8 million, compared with $270.5 million at March 29, 2025.
Total Days Sales Outstanding, or DSO, for Q1 of fiscal 2026 was 100 days, consisting of 58 days of billed and 42 days of unbilled. This compares with 107 days reported for Q1 of fiscal 2025, consisting of 65 days of billed and 42 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $32.5 million at April 4, 2026, compared with $25.6 million at March 29, 2025.
Net cash used in operating activities for Q1 of fiscal 2026 was $113.9 million, compared with net cash used in operating activities of $80.0 million for Q1 of fiscal 2025.
As of April 4, 2026, there were $192.0 million in borrowings outstanding under CRA’s revolving credit facility. At March 29, 2025, there were $85.0 million in borrowings outstanding under CRA’s revolving credit facility.

Capital expenditures totaled $2.6 million for Q1 of fiscal 2026, compared with $1.0 million for Q1 of fiscal 2025.
CRA repurchased approximately 116,000 shares of common stock during Q1 of fiscal 2026 for $21.5 million. During the fiscal quarter ended March 29, 2025, CRA did not repurchase any shares under this share repurchase program.
A quarterly cash dividend of $0.57 per common share, for total dividends and dividend equivalents of $3.8 million, was paid in Q1 of fiscal 2026, compared with a quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.5 million paid in Q1 of fiscal 2025.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the fourth quarters and the years ended January 3, 2026 and December 28, 2024 from its audited financial statements appearing on Form 10-K for the fiscal year ended January 3, 2026, filed with the Securities and Exchange Commission on February 26, 2026. The condensed consolidated statement of cash flow data for the first, second and third quarters of fiscal year 2025, and the second, and third quarters of fiscal year 2024 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended January 3, 2026 and December 28, 2024 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2026	2026	2025	2025	2025
Net cash provided by (used in) operating activities	$(11,471)	$(113,889)	$60,019	$36,547	$5,852
Net cash used in investing activities	(5,543)	(2,649)	(1,055)	(650)	(1,189)
Net cash provided by (used in) financing activities	22,382	131,282	(64,733)	(32,292)	(11,875)
Effect of foreign exchange rates on cash and cash equivalents	1,530	(458)	1,483	(557)	1,062
Net increase (decrease) in cash and cash equivalents	$6,898	$14,286	$(4,286)	$3,048	$(6,150)
Cash and cash equivalents at beginning of period	25,598	18,210	22,496	19,448	25,598
Cash and cash equivalents at end of period	$32,496	$32,496	$18,210	$22,496	$19,448

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2025	2025	2024	2024	2024
Net cash provided by (used in) operating activities	$32,821	$(79,994)	$79,424	$31,584	$1,807
Net cash used in investing activities	(18,367)	(974)	(10,591)	(2,986)	(3,816)
Net cash provided by (used in) financing activities	(25,851)	79,058	(64,629)	(29,927)	(10,353)
Effect of foreign exchange rates on cash and cash equivalents	(127)	797	(1,974)	1,161	(111)
Net increase (decrease) in cash and cash equivalents	$(11,524)	$(1,113)	$2,230	$(168)	$(12,473)
Cash and cash equivalents at beginning of period	37,122	26,711	24,481	24,649	37,122
Cash and cash equivalents at end of period	$25,598	$25,598	$26,711	$24,481	$24,649

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2026	2026	2025	2025	2025
GAAP net cash provided by (used in) operating activities	$(11,471)	$(113,889)	$60,019	$36,547	$5,852
Forgivable loan advances	122,845	62,367	17,571	29,400	13,507
Forgivable loan repayments	(1,383)	(50)	—	(1,333)	—
Adjusted net cash flows from operations	$109,991	$(51,572)	$77,590	$64,614	$19,359

Net revenue	$770,707	$200,975	$196,963	$185,891	$186,878

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	(1.5)%	-56.7%	30.5%	19.7%	3.1%
Adjusted net cash flows from operations as a percentage of net revenue	14.3%	-25.7%	39.4%	34.8%	10.4%

Adjusted Net Cash Flows from Operations	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2025	2025	2024	2024	2024
GAAP net cash provided by (used in) operating activities	$32,821	$(79,994)	$79,424	$31,584	$1,807
Forgivable loan advances	67,675	27,431	7,106	14,258	18,880
Forgivable loan repayments	(3,361)	(600)	(2,473)	—	(288)
Adjusted net cash flows from operations	$97,135	$(53,163)	$84,057	$45,842	$20,399

Net revenue	$697,476	$181,851	$176,435	$167,748	$171,442

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	4.7%	(44.0)%	45.0%	18.8%	1.1%
Adjusted net cash flows from operations as a percentage of net revenue	13.9%	(29.2)%	47.6%	27.3%	11.9%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and non-GAAP adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. The financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
APRIL 4, 2026 COMPARED TO MARCH 29, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended
	April 4, 2026	As a % of Revenue	March 29, 2025	As a % of Revenue
Revenues	$200,975	100.0%	$181,851	100.0%
Costs of services (exclusive of depreciation and amortization)	145,029	72.2%	120,354	66.2%
Selling, general and administrative expenses	34,523	17.2%	32,538	17.9%
Depreciation and amortization	3,391	1.7%	3,411	1.9%
Income from operations	18,032	9.0%	25,548	14.0%

Interest expense, net	(1,011)	-0.5%	(429)	-0.2%
Foreign currency gains (losses), net	378	0.2%	(474)	-0.3%
Income before provision for income taxes	17,399	8.7%	24,645	13.6%
Provision for income taxes	6,267	3.1%	6,643	3.7%
Net income	$11,132	5.5%	$18,002	9.9%

Net income per share:
Basic	$1.71		$2.65
Diluted	$1.69		$2.62

Weighted average number of shares outstanding:
Basic	6,512		6,775
Diluted	6,588		6,862

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
APRIL 4, 2026 COMPARED TO MARCH 29, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended
	April 4, 2026	As a % of Revenue	March 29, 2025	As a % of Revenue
Revenues	$200,975	100.0%	$181,851	100.0%

Net income	$11,132	5.5%	$18,002	9.9%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)	1,759	0.9%	(4,170)	-2.3%
Foreign currency (gains) losses, net	(378)	-0.2%	474	0.3%
Tax effect on adjustments(1)	586	0.3%	947	0.5%
Non-GAAP net income	$13,099	6.5%	$15,253	8.4%

Non-GAAP net income per share:
Basic	$2.01		$2.25
Diluted	$1.99		$2.22

Weighted average number of shares outstanding:
Basic	6,512		6,775
Diluted	6,588		6,862

(1) Fiscal quarter ended April 4, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal quarter ended March 29, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
APRIL 4, 2026 COMPARED TO MARCH 29, 2025
(IN THOUSANDS)

	Fiscal Quarter Ended
	April 4, 2026	As a % of Revenue	March 29, 2025	As a % of Revenue
Revenues	$200,975	100.0%	$181,851	100.0%

Net income	$11,132	5.5%	$18,002	9.9%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)	1,759	0.9%	(4,170)	-2.3%
Foreign currency (gains) losses, net	(378)	-0.2%	474	0.3%
Tax effect on adjustments(1)	586	0.3%	947	0.5%
Non-GAAP net income	$13,099	6.5%	$15,253	8.4%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	$1,011	0.5%	$429	0.2%
Provision for income taxes	5,681	2.8%	5,696	3.1%
Depreciation and amortization	3,391	1.7%	3,411	1.9%
Non-GAAP EBITDA	$23,182	11.5%	$24,789	13.6%

(1) Fiscal quarter ended April 4, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal quarter ended March 29, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	April 4, 2026	January 3, 2026
Assets
Cash and cash equivalents	$32,496	$18,210
Accounts receivable and unbilled services, net	233,262	248,862
Other current assets	50,714	36,057
Total current assets	316,472	303,129

Property and equipment, net	36,312	36,713
Goodwill and intangible assets, net	99,777	100,404
Right-of-use assets	72,101	76,132
Other assets	137,752	112,495
Total assets	$662,414	$628,873

Liabilities and Shareholders’ Equity
Accounts payable	$24,273	$30,177
Accrued expenses	132,454	223,460
Current portion of lease liabilities	17,239	17,223
Revolving line of credit	192,000	34,000
Other current liabilities	14,875	25,169
Total current liabilities	380,841	330,029
Non-current portion of lease liabilities	70,889	76,009
Other non-current liabilities	12,294	9,237
Total liabilities	464,024	415,275

Total shareholders’ equity	198,390	213,598
Total liabilities and shareholders’ equity	$662,414	$628,873

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	April 4, 2026	March 29, 2025
Operating activities:
Net income	$11,132	$18,002
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	10,061	8,112
Accounts receivable and unbilled services	14,724	(2,746)
Working capital items, net	(149,806)	(103,362)
Net cash used in operating activities	(113,889)	(79,994)

Investing activities:
Purchases of property and equipment, net	(2,649)	(974)
Net cash used in investing activities	(2,649)	(974)

Financing activities:
Borrowings under revolving line of credit	208,000	90,000
Repayments under revolving line of credit	(50,000)	(5,000)
Tax withholding payments reimbursed by shares	(1,449)	(2,454)
Cash dividends and dividend equivalents paid	(3,806)	(3,488)
Repurchase of common stock	(21,463)	—
Net cash provided by financing activities	131,282	79,058

Effect of foreign exchange rates on cash and cash equivalents	(458)	797

Net increase (decrease) in cash and cash equivalents	14,286	(1,113)
Cash and cash equivalents at beginning of period	18,210	26,711
Cash and cash equivalents at end of period	$32,496	$25,598

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$52	$(596)
Excise tax on share repurchases	$(192)	$39
Right-of-use assets obtained in exchange for lease obligations	$—	$701
Supplemental cash flow information:
Cash paid for taxes	$1,926	$3,181
Cash paid for interest	$564	$131
Cash paid for amounts included in operating lease liabilities	$5,956	$5,714